EXHIBIT 23.1




                         CONSENT OF INDEPENDENT AUDITORS



         We  hereby   consent  to  the   incorporation   by  reference  in  this
registration statement on Form S-8 of First Niles Financial, Inc. (the "Company") of our report, dated January 20, 1999, on the consolidated financial statements of the Company, which report appears in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998.



                                   /s/ Anness Gerlach & Williams


Youngstown, Ohio
December 27, 1999